SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

April 22, 2002

CHARTER ONE FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-15495	34-1567092
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1215 Superior Avenue, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (216) 566-5300

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ITEM 5. OTHER EVENTS.

       The Registrant's earnings press release dated April 22, 2002, a copy of which is attached hereto as Exhibit 99.1, is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibit is filed as part of this Report:

99.1 Press Release dated April 22, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARTER ONE FINANCIAL, INC.

Date: April 23, 2002	By: /s/ Robert J. Vana Robert J. Vana Senior Vice President, Chief Corporate Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Dated April 22, 2002.